Exhibit 99.1

Essent Group Ltd. Reports Third Quarter 2014 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--November 6, 2014--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2014 of $25.1 million or $0.29 per diluted share. As of September 30, 2014, Essent had primary insurance in force of $46.4 billion and consolidated stockholders’ equity of $794.9 million.

For the third quarter of 2014, Essent Guaranty, Inc.’s New Insurance Written (“NIW”) totaled $8.8 billion, which included $1.5 billion of NIW related to a pool of loans on which Essent Guaranty was selected by Fannie Mae to be the sole insurer.

Additionally, Essent’s Bermuda reinsurer, Essent Reinsurance, Ltd. (“Essent Re”), was selected by Freddie Mac to participate in Freddie Mac’s ACIS 2014-2 transaction and insure $28.5 million of risk that Freddie Mac had retained as part of its STACR 2014-DN1 transaction. Also during the quarter, Essent Re began reinsuring new business from Essent Guaranty as part of the affiliate quota share effective July 1, 2014.

“We continue to execute upon our goal of building a high credit quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “We also are very pleased to have successfully executed upon growth opportunities relating to GSE risk share, as well as reinsurance through Essent Re. Essent is well positioned and we remain very optimistic about the future of our franchise.”

Financial Highlights:

  Insurance in force as of September 30, 2014 was $46.4 billion, compared to $39.4 billion as of June 30, 2014 and $28.2 billion as of September 30, 2013.
  Flow new insurance written for the third quarter of 2014 was $7.3 billion, compared to $5.9 billion in the second quarter of 2014 and $6.4 billion in the third quarter of 2013.
  Net premiums earned for the third quarter of 2014 were $60.3 million, compared to $50.3 million in the second quarter of 2014 and $34.3 million in the third quarter of 2013.
  Income before taxes for the third quarter of 2014 was $38.8 million, compared to $29.7 million for the second quarter of 2014 and $17.9 million for the third quarter of 2013.
  The expense ratio for the third quarter of 2014 was 40.6%, compared to 47.0% for the second quarter of 2014 and 53.2% for the third quarter of 2013.
  The provision for losses and LAE for the third quarter of 2014 was $1.4 million, compared to $1.0 million for the second quarter of 2014 and $0.3 million for the third quarter of 2013.
  The percentage of loans in default as of September 30, 2014 was 0.15%, compared to 0.13% as of June 30, 2014 and 0.09% as of September 30, 2013.
  The combined ratio for the third quarter of 2014 was 42.9%, compared to 48.9% for the second quarter of 2014 and 54.1% for the third quarter of 2013.
  Essent Group Ltd. contributed approximately $100 million of capital to Essent Re in support of the affiliate quota share and current and future reinsurance transactions.
  The consolidated balance of cash and investments at September 30, 2014 was $914.7 million, including cash and investment balances at the holding company of $47.1 million.
  The combined risk to capital ratio, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 16.1:1 as of September 30, 2014.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 17832737 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 17832737.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission on March 10, 2014. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Additional information regarding Essent may be found at www.essentgroup.com.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter ended September 30, 2014

Exhibit A:	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B:	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C:	Historical Quarterly Data
Exhibit D:	New Insurance Written
Exhibit E:	Insurance in Force and Risk in Force
Exhibit F:	Other Risk in Force
Exhibit G:	Portfolio Vintage Data
Exhibit H:	Portfolio Geographic Data
Exhibit I:	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J:	Investment Portfolio
Exhibit K:	Insurance Company Capital
Exhibit L:	Earnings per Share
Exhibit M:	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

Exhibit A

Essent Group Ltd. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2014	2013	2014	2013
Revenues:
Net premiums written	$77,862	$55,026	$193,559	$133,322
Increase in unearned premiums	(17,539)	(20,744)	(38,144)	(50,295)
Net premiums earned	60,323	34,282	155,415	83,027
Net investment income	3,405	1,138	8,383	2,882
Realized investment gains, net	151	2	619	95
Other income	742	1,033	2,308	3,046
Total revenues	64,621	36,455	166,725	89,050

Losses and expenses:
Provision for losses and LAE	1,391	319	3,259	1,629
Other underwriting and operating expenses	24,469	18,237	71,576	48,756
Total losses and expenses	25,860	18,556	74,835	50,385

Income before income taxes	38,761	17,899	91,890	38,665
Income tax expense (benefit)	13,691	2,280	32,259	(7,731)
Net income	$25,070	$15,619	$59,631	$46,396

Earnings per share:
Basic:
Common Shares	$0.30	N/A	$0.72	N/A
Class A common shares	N/A	$0.36	N/A	$1.22
Class B-2 common shares	N/A	0.07	N/A	0.50
Diluted:
Common Shares	$0.29	N/A	$0.70	N/A
Class A common shares	N/A	$0.35	N/A	$1.22
Class B-2 common shares	N/A	0.02	N/A	0.11

Weighted average common shares outstanding:
Basic:
Common Shares	83,640	N/A	83,263	N/A
Class A common shares	N/A	43,616	N/A	37,449
Class B-2 common shares	N/A	1,822	N/A	1,340
Diluted:
Common Shares	85,028	N/A	84,811	N/A
Class A common shares	N/A	43,788	N/A	37,573
Class B-2 common shares	N/A	6,054	N/A	6,033

Net income	$25,070	$15,619	$59,631	$46,396

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments, net of tax expense (benefit) of ($494) and $339 in the three months ended September 30, 2014 and 2013 and $1,970 and ($1,843) in the nine months ended September 30, 2014 and 2013	(1,405)	630	3,989	(3,423)
Total other comprehensive income (loss)	(1,405)	630	3,989	(3,423)
Comprehensive income	$23,665	$16,249	$63,620	$42,973

Loss ratio	2.3%	0.9%	2.1%	2.0%
Expense ratio	40.6%	53.2%	46.1%	58.7%
Combined ratio	42.9%	54.1%	48.2%	60.7%

Exhibit B

Essent Group Ltd. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2014	2013
Assets
Investments available for sale, at fair value
Fixed maturities	$790,888	$318,476
Short-term investments	106,263	14,079
Total investments	897,151	332,555
Cash	17,574	477,655
Accrued investment income	5,034	1,978
Accounts receivable	13,168	10,006
Deferred policy acquisition costs	8,784	6,173
Property and equipment (at cost, less accumulated depreciation of $38,630 in 2014 and $36,796 in 2013)	5,200	4,411
Prepaid federal income tax	42,673	8,000
Net deferred tax asset	-	10,346
Other assets	2,016	2,846

Total assets	$991,600	$853,970

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$5,682	$3,070
Unearned premium reserve	141,544	103,399
Amounts due under Asset Purchase Agreement	2,493	4,949
Accrued payroll and bonuses	11,119	13,076
Net deferred tax liability	22,036	-
Other accrued liabilities	13,833	7,335
Total liabilities	196,707	131,829

Commitments and contingencies

Stockholders' Equity
Common Shares, $0.015 par value:
Authorized - 233,333; issued - 86,524 shares in 2014 and 86,491 shares in 2013	1,298	1,297
Additional paid-in capital	763,521	754,390
Accumulated other comprehensive income (loss)	2,542	(1,447)
Retained earnings (accumulated deficit)	27,532	(32,099)
Total stockholders' equity	794,893	722,141

Total liabilities and stockholders' equity	$991,600	$853,970

Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2014			2013
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$77,862	$63,505	$52,192	$52,878	$55,026	$44,923	$33,373

Net premiums earned	60,323	50,342	44,750	40,344	34,282	27,481	21,264
Other revenues	4,298	3,941	3,071	2,009	2,173	2,083	1,767
Total revenues	64,621	54,283	47,821	42,353	36,455	29,564	23,031

Losses and expenses:
Provision for losses and LAE	1,391	966	902	692	319	580	730
Other underwriting and operating expenses	24,469	23,648	23,459	22,299	18,237	15,557	14,962
Total losses and expenses	25,860	24,614	24,361	22,991	18,556	16,137	15,692

Income before income taxes	38,761	29,669	23,460	19,362	17,899	13,427	7,339
Income tax expense (benefit)	13,691	10,114	8,454	345	2,280	(10,150)	139
Net income	$25,070	$19,555	$15,006	$19,017	$15,619	$23,577	$7,200

Earnings per share:
Basic:
Common Shares	$0.30	$0.23	$0.18	$0.23	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	$0.36	$0.63	$0.23
Class B-2 common shares	N/A	N/A	N/A	N/A	0.07	0.40	-

Diluted:
Common Shares	$0.29	$0.23	$0.18	$0.22	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	$0.35	$0.62	$0.23
Class B-2 common shares	N/A	N/A	N/A	N/A	0.02	0.09	-

Weighted average common shares outstanding:
Basic:
Common Shares	83,640	83,276	82,864	51,741	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	43,616	36,793	31,805
Class B-2 common shares	N/A	N/A	N/A	N/A	1,822	1,334	853

Diluted:
Common Shares	85,028	84,706	84,696	55,130	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	43,788	36,901	31,864
Class B-2 common shares	N/A	N/A	N/A	N/A	6,054	5,994	6,009

Other Data:
($ in thousands)

Loss ratio (1)	2.3%	1.9%	2.0%	1.7%	0.9%	2.1%	3.4%
Expense ratio (2)	40.6%	47.0%	52.4%	55.3%	53.2%	56.6%	70.4%
Combined ratio	42.9%	48.9%	54.4%	57.0%	54.1%	58.7%	73.8%

(1) Loss ratio is calculated by dividing the provision for loss and loss adjustment expenses by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2014			2013
Other Data, continued:	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

Flow:
New insurance written	$7,283,169	$5,874,334	$3,630,573	$4,527,900	$6,408,055	$5,895,127	$4,321,556
New risk written	1,802,408	1,477,547	907,257	1,147,560	1,584,267	1,409,905	991,011

Bulk:
New insurance written	$1,506,529	$-	$-	$-	$-	$-	$-
New risk written	30,131	-	-	-	-	-	-

Consolidated:
Average premium rate (3)	0.55%	0.54%	0.54%	0.54%	0.54%	0.55%	0.55%
New insurance written	$8,789,698	$5,874,334	$3,630,573	$4,527,900	$6,408,055	$5,895,127	$4,321,556
New risk written	$1,832,539	$1,477,547	$907,257	$1,147,560	$1,584,267	$1,409,905	$991,011
Insurance in force (end of period)	$46,428,526	$39,379,879	$34,778,057	$32,028,196	$28,198,722	$22,576,300	$17,430,810
Risk in Force (end of period)	$11,152,497	$9,700,549	$8,493,862	$7,768,605	$6,764,997	$5,348,917	$4,100,835
Policies in force	209,841	175,773	154,451	141,417	123,737	98,818	76,455
Weighted-average coverage (4)	24.0%	24.6%	24.4%	24.3%	24.0%	23.7%	23.5%
Annual persistency	88.5%	89.1%	87.9%	86.1%	83.1%	80.1%	80.9%

Loans in default (count)	312	235	192	159	116	90	75
Percentage of loans in default	0.15%	0.13%	0.12%	0.11%	0.09%	0.09%	0.10%

(3) Average premium rate is calculated by dividing net premium earned by average insurance in force for the period.
(4) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

	Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
($ in thousands)
>=760	$3,161,643	43.4%	$3,254,723	50.8%	$7,427,303	44.2%	$8,853,507	53.3%
740-759	1,189,598	16.3	1,158,506	18.1	2,790,779	16.6	2,972,846	17.9
720-739	1,051,260	14.4	893,464	13.9	2,446,079	14.6	2,257,930	13.6
700-719	778,524	10.7	589,426	9.2	1,783,235	10.6	1,386,162	8.3
680-699	637,821	8.8	382,771	6.0	1,443,347	8.6	889,329	5.3
<=679	464,323	6.4	129,165	2.0	897,333	5.4	264,964	1.6
Total	$7,283,169	100.0%	$6,408,055	100.0%	$16,788,076	100.0%	$16,624,738	100.0%

Weighted-average Credit Score	747		756		748		758

NIW by LTV
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
($ in thousands)
85.00% and below	$952,873	13.1%	$776,563	12.1%	$2,060,257	12.3%	$2,475,401	14.9%
85.01% to 90.00%	2,419,571	33.2	2,311,452	36.1	5,636,695	33.6	6,098,476	36.7
90.01% to 95.00%	3,840,911	52.7	3,178,262	49.6	8,971,604	53.4	7,816,748	47.0
95.01% and above	69,814	1.0	141,778	2.2	119,520	0.7	234,113	1.4
	$7,283,169	100.0%	$6,408,055	100.0%	$16,788,076	100.0%	$16,624,738	100.0%

Weighted-average LTV	92%		92%		92%		91%

NIW by Product
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
Single Premium policies		19.9%		21.0%		19.1%		20.2%
Monthly Premium policies		80.1		79.0		80.9		79.8
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
Purchase		83.5%		78.5%		84.9%		68.0%
Refinance		16.5		21.5		15.1		32.0
		100.0%		100.0%		100.0%		100.0%

Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
($ in thousands)
>=760	$490,981	32.6%	$-	0.0%	$490,981	32.6%	$-	0.0%
740-759	235,200	15.6	-	-	235,200	15.6	-	-
720-739	234,988	15.6	-	-	234,988	15.6	-	-
700-719	233,874	15.5	-	-	233,874	15.5	-	-
680-699	190,009	12.6	-	-	190,009	12.6	-	-
<=679	121,477	8.1	-	-	121,477	8.1	-	-
Total	$1,506,529	100.0%	$-	0.0%	$1,506,529	100.0%	$-	100.0%

Weighted-average Credit Score	737		N/A		737		N/A

NIW by LTV
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
($ in thousands)
85.00% and below	$51,610	3.4%	$-	0.0%	$51,610	3.4%	$-	0.0%
85.01% to 90.00%	121,782	8.1	-	-	121,782	8.1	-	-
90.01% to 95.00%	717,853	47.7	-	-	717,853	47.7	-	-
95.01% and above	615,284	40.8	-	-	615,284	40.8	-	-
	$1,506,529	100.0%	$-	0.0%	$1,506,529	100.0%	$-	0.0%

Weighted-average LTV	94%		N/A		94%		N/A

NIW by Product
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
Single Premium policies		0.0%		0.0%		0.0%		0.0%
Monthly Premium policies		100.0		-		100.0		-
		100.0%		0.0%		100.0%		0.0%

NIW by Purchase vs. Refinance
	Three months ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
Purchase		85.8%		0.0%		85.8%		0.0%
Refinance		14.2		-		14.2		-
		100.0%		0.0%		100.0%		0.0%

Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force: Consolidated

Portfolio by Credit Score
Total IIF by FICO score	September 30, 2014		June 30, 2014		September 30, 2013
($ in thousands)
>=760	$22,859,418	49.2%	$20,157,165	51.2%	$15,376,726	54.5%
740-759	8,102,165	17.5	6,963,735	17.7	5,033,831	17.9
720-739	6,561,002	14.1	5,502,718	14.0	3,820,099	13.5
700-719	4,342,161	9.4	3,481,564	8.8	2,233,146	7.9
680-699	3,102,261	6.7	2,368,613	6.0	1,348,761	4.8
<=679	1,461,519	3.1	906,084	2.3	386,159	1.4
Total	$46,428,526	100.0%	$39,379,879	100.0%	$28,198,722	100.0%

Weighted-average Credit Score	754		756		759

Total RIF by FICO score	September 30, 2014		June 30, 2014		September 30, 2013
($ in thousands)
>=760	$5,490,591	49.2%	$4,913,013	50.6%	$3,654,156	54.0%
740-759	1,960,787	17.6	1,722,247	17.8	1,217,185	18.0
720-739	1,593,492	14.3	1,376,538	14.2	933,041	13.8
700-719	1,019,259	9.1	855,985	8.8	532,016	7.9
680-699	745,744	6.7	601,426	6.2	331,908	4.9
<=679	342,624	3.1	231,340	2.4	96,691	1.4
Total	$11,152,497	100.0%	$9,700,549	100.0%	$6,764,997	100.0%

Portfolio by LTV
Total IIF by LTV	September 30, 2014		June 30, 2014		September 30, 2013
($ in thousands)
85.00% and below	$5,581,330	12.0%	$4,928,612	12.5%	$3,976,461	14.1%
85.01% to 90.00%	16,358,760	35.2%	14,516,271	36.9	10,921,950	38.8
90.01% to 95.00%	23,383,926	50.4%	19,489,901	49.5	13,011,241	46.1
95.01% and above	1,104,510	2.4%	445,095	1.1	289,070	1.0
	46,428,526	100.0%	$39,379,879	100.0%	$28,198,722	100.0%

Weighted-average LTV	92%		91%		91%

Total RIF by LTV	September 30, 2014		June 30, 2014		September 30, 2013
($ in thousands)
85.00% and below	$621,083	5.6%	$550,950	5.7%	$433,962	6.4%
85.01% to 90.00%	3,859,783	34.6%	3,434,553	35.4	2,552,587	37.8
90.01% to 95.00%	6,502,875	58.3%	5,567,538	57.4	3,682,252	54.4
95.01% and above	168,756	1.5%	147,508	1.5	96,196	1.4
	$11,152,497	100.0%	$9,700,549	100.0%	$6,764,997	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	September 30, 2014		June 30, 2014		September 30, 2013
($ in thousands)
FRM 30 years and higher	$40,633,185	87.5%	$34,103,315	86.6%	$23,853,792	84.6%
FRM 20-25 years	1,208,777	2.6	1,150,105	2.9	1,048,754	3.7
FRM 15 years	2,555,323	5.5	2,434,151	6.2	2,246,361	8.0
ARM 5 years and higher	2,031,241	4.4	1,692,308	4.3	1,049,815	3.7
Total	$46,428,526	100.0%	$39,379,879	100.0%	$28,198,722	100.0%

Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	September 30, 2014

ACIS (A)	$28,398

(A)	In the third quarter of 2014, Essent Reinsurance, Ltd. issued an insurance policy in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program. This policy covers the risk in force on the loans in the reference pools associated with the STACR 2014 DN-1 notes issued by Freddie Mac in February 2014.

Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data: Consolidated

	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance
				Insurance in Force as of September 30, 2014
Origination year				% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM

2010	$245,899	$83,810	34.1%	72.8%	35.9%	0.0%	3.1%	59.0%	98.1%
2011	3,229,492	1,408,705	43.6	71.5	40.0	0.2	4.2	57.7	93.3
2012	11,240,062	8,307,209	73.9	68.8	48.2	0.5	5.2	56.0	96.8
2013	21,146,735	18,781,640	88.8	73.8	51.5	1.8	7.8	51.4	96.5
2014 (through September 30)	18,294,605	17,847,162	97.6	85.1	57.3	4.1	14.6	43.1	94.3
Total	$54,156,793	$46,428,526	85.7	77.2	52.7	2.4	9.8	49.2	95.6

Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data: Consolidated

IIF by State
	As of September 30, 2014	As of June 30, 2014	As of September 30, 2013
CA	10.4%	11.0%	11.1%
TX	8.3	8.5	8.2
FL	5.1	5.1	4.4
MA	4.1	2.6	2.9
WA	4.1	4.0	3.5
NC	4.0	4.3	4.3
IL	3.8	3.9	4.1
PA	3.5	3.3	3.7
NJ	3.4	3.5	3.8
AZ	3.4	3.5	3.5
All Others	49.9	50.3	50.5
TOTAL	100.0%	100.0%	100.0%

RIF by State
	As of September 30, 2014	As of June 30, 2014	As of September 30, 2013
CA	10.0%	10.4%	10.5%
TX	8.4	8.3	7.9
FL	5.4	5.3	4.6
NC	4.3	4.4	4.4
WA	4.2	4.0	3.6
IL	4.0	4.0	4.2
GA	3.6	3.6	3.6
NJ	3.4	3.4	3.7
PA	3.3	3.4	3.7
AZ	3.3	3.3	3.3
All Others	50.1	49.9	50.5
TOTAL	100.0%	100.0%	100.0%

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
Beginning default inventory	235	90	159	56
Plus: new defaults	237	84	555	219
Less: cures	(156)	(56)	(382)	(151)
Less: claims paid	(4)	(2)	(20)	(8)
Ending default inventory	312	116	312	116

Rollforward of Reserve for Losses and LAE
	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
($ in thousands)	2014	2013	2014	2013
Reserve for losses and LAE at beginning of period	$4,506	$2,548	$3,070	$1,499
Add provision for losses and LAE occurring in:
Current year	1,502	648	3,954	2,083
Prior years	(111)	(329)	(695)	(454)
Incurred losses during the period	1,391	319	3,259	1,629
Deduct payments for losses and LAE occurring in:
Current year	1	91	1	95
Prior years	214	49	646	306
Loss and LAE payments during the period	215	140	647	401
Reserve for losses and LAE at end of period	$5,682	$2,727	$5,682	$2,727

Claims
	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
Number of claims paid	4	2	20	8
Total amount paid for claims (in thousands)	$214	$128	$636	$376
Average amount paid per claim (in thousands)	$54	$64	$32	$47
Severity	108%	64%	73%	77%

Exhibit I, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	As of September 30, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	175	56%	$1,773	34%	$9,464	19%
Four to eleven payments	105	34	2,405	46	4,865	49
Twelve or more payments	26	8	788	15	1,042	76
Pending claims	6	2	226	5	223	101
TOTAL	312	100%	5,192	100%	$15,594	33
IBNR			389
LAE			101
TOTAL			$5,682

Average reserve per default:
Case			$16.6
Total			$18.2

Default Rate	0.15%

	As of December 31, 2013
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	88	56%	$841	30%	$3,972	21%
Four to eleven payments	56	35	1,497	53	2,672	56
Twelve or more payments	10	6	300	11	447	67
Pending claims	5	3	169	6	166	102
TOTAL	159	100%	2,807	100%	$7,257	39
IBNR			211
LAE			52
TOTAL			$3,070

Average reserve per default:
Case			$17.7
Total			$19.3

Default Rate	0.11%

	As of September 30, 2013
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	57	49%	$729	29%	$2,874	25%
Four to eleven payments	43	37	1,086	43	1,949	56
Twelve or more payments	9	8	317	13	441	72
Pending claims	7	6	369	15	376	98
TOTAL	116	100%	2,501	100%	$5,640	44
IBNR			188
LAE			38
TOTAL			$2,727

Average reserve per default:
Case			$21.6
Total			$23.5

Default Rate	0.09%

Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	September 30, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$68,603	7.6%	$59,187	17.8%
U.S. Agency securities	6,140	0.7	14,839	4.5
U.S. Agency Mortgage-backed securities	69,143	7.7	22,241	6.7
Municipal debt securities	190,656	21.3	57,650	17.3
Corporate debt securities	271,988	30.4	125,593	37.8
Mortgage-backed securities	62,276	6.9	18,581	5.6
Asset-backed securities	122,082	13.6	20,385	6.1
Money market investments	106,263	11.8	14,079	4.2
Total Investments	$897,151	100.0%	$332,555	100.0%

Investment Portfolio by Credit Rating
Rating (1)	September 30, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$430,061	47.9%	$147,862	44.5%
Aa1	37,616	4.2	21,570	6.5
Aa2	47,346	5.3	15,464	4.6
Aa3	45,671	5.1	11,902	3.6
A1	72,101	8.1	26,541	8.0
A2	57,396	6.4	17,045	5.1
A3	64,087	7.1	29,886	9.0
Baa1	59,219	6.6	24,441	7.3
Baa2	71,666	8.0	30,782	9.3
Baa3	11,988	1.3	7,062	2.1
Below Baa3	-	-	-	-
Total Investments	$897,151	100.0%	$332,555	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Portfolio by Duration and Book Yield
Effective Duration	September 30, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$230,179	25.7%	$65,092	19.6%
1 to < 2 Years	70,118	7.8	19,093	5.7
2 to < 3 Years	132,382	14.8	74,335	22.4
3 to < 4 Years	125,722	14.0	63,214	19.0
4 to < 5 Years	67,250	7.5	66,230	19.9
5 or more Years	271,500	30.2	44,591	13.4
Total Investments	$897,151	100.0%	$332,555	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2014	1.71%
Nine months ended September 30, 2014	1.44%

Net cash and Investments at holding company Essent Group Ltd. ($ in thousands):
As of September 30, 2014		$47,100
As of December 31, 2013		$246,220

Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	As of
	September 30, 2014	December 31, 2013
($ in thousands)
US Mortgage Insurance Business:
Combined statutory capital (A)	$664,206	$469,424

Combined net risk in force (B)	$10,713,036	$7,765,586

Risk to capital ratios: (C)
Essent Guaranty, Inc.	16.2:1	16.6:1
Essent Guaranty of PA, Inc.	16.2:1	17.1:1
Combined (D)	16.1:1	16.5:1

Essent Reinsurance, Ltd. Mortgage Insurance Business:
Stockholders' equity (GAAP basis)	$102,109	$389

Net risk in force (B)	$462,280	N/A

(A) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(B) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(C) The risk to capital ratio is calculated as the ratio of net risk in force to statutory capital.

(D) The combined risk to capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Earnings per Share

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
(In thousands, except per share amounts)
Net income	$25,070	$15,619	$59,631	$46,396
Less: Class A dividends declared	N/A	-	N/A	-
Less: Class B-2 dividends declared	N/A	-	N/A	-
Undistributed net income	$25,070	$15,619	$59,631	$46,396
Net income allocable to Common Shares	$25,070	N/A	$59,631	N/A
Net income allocable to Class A common shares	N/A	$15,490	N/A	$45,727
Net income allocable to Class B-2 common shares	N/A	129	N/A	669

Basic earnings per common share:
Common Shares	$0.30	N/A	$0.72	N/A
Class A common shares	N/A	$0.36	N/A	$1.22
Class B-2 common shares	N/A	0.07	N/A	0.50

Diluted earnings per common share:
Common Shares	$0.29	N/A	$0.70	N/A
Class A common shares	N/A	$0.35	N/A	$1.22
Class B-2 common shares	N/A	0.02	N/A	0.11

Basic weighted average common shares outstanding:
Common Shares	83,640	N/A	83,263	N/A
Class A common shares	N/A	43,616	N/A	37,449
Class B-2 common shares	N/A	1,822	N/A	1,340

Diluted weighted average common shares outstanding:
Common Shares	85,028	N/A	84,811	N/A
Class A common shares	N/A	43,788	N/A	37,573
Class B-2 common shares	N/A	6,054	N/A	6,033

Note:	Prior to the Company’s initial public offering on November 5, 2013 (“IPO”), the Company had two classes of common shares outstanding: Class A common shares and Class B-2 common shares. Upon the completion of the IPO, all of the Class A common shares and the Class B-2 common shares converted into a single class of common shares of the Company (the “Common Shares”), as more fully described in the Company’s prospectus dated October 30, 2013. Earnings Per Share (“EPS”) was calculated and presented prior to the IPO using the “two-class” method which provides that earnings and losses are allocated to each class of common shares according to the dividends declared or unpaid cumulative dividends earned, with the remaining undistributed earnings allocated according to each share’s respective participation rights.

Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all in the money options, warrants and similar instruments. Common Shares and Outstanding Restricted Share Units is defined as total common shares outstanding plus all equity instruments (including Restricted Stock Units) issued to management and the Board of Directors and any in the money options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of September 30, 2014 and December 31, 2013, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of adjusted book value to the most comparable GAAP amount as of September 30, 2014 and December 31, 2013 in accordance with Regulation G:

(In thousands, except per share amounts)	September 30, 2014	December 31, 2013

Numerator:
Total Stockholders' Equity (Book Value)	$794,893	$722,141

Subtract: Accumulated Other Comprehensive Income (Loss)	2,542	(1,447)

Adjusted Book Value	$792,351	$723,588

Denominator:
Total Outstanding Common Shares	86,524	86,491

Add: Outstanding Restricted Share Units	665	528

Total Outstanding Common Shares and Restricted Share Units	87,189	87,019

Adjusted Book Value per Share	$9.09	$8.32

CONTACT:
Essent Group Ltd.
Media Contact
JD Walker Communications, LLC
Janice Daue Walker
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
855-809-ESNT
ir@essentgroup.com